SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    February 16, 2007

Kaire Holdings, Inc.
-----------------------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in its Charter)

Delaware                                              0-21384                 13-3367421
-----------------------------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission                    (IRS Employer
of Incorporation)                             File Number)    Identification No.)

7700 Irvine Center Drive, Suite 870, Irvine, California    92618
-----------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)      (Zip Code)

Registrant's telephone number, including area code: (949) 861-3560
-----------------------------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Item 5.02. Departure of Directors and Principal Officer; Appointment of Directors and Principal Officer

Appointment of New Directors: The following new members were elected at the January 22, 2007 meeting of the Kaire Holdings, Inc’s Board of Directors:

1. Allen Lin has over 17 years of packaging industry and financial venture investment experiences which included successful start-ups, H & H Glass Inc., in 1989, where he is instrumental in global manufacturing outsourcing for rigid packaging material (including but not limited to glass containers) in packaging distribution solutions for North America.

Mr. Lin is currently enrolled in the Bucerius/WHU Masters program, in International Law and Business, at Hamburg, Germany. Mr. Lin also holds an MBA from Roosevelt University, Chicago, Illinois, USA (graduated with Honor). Mr. Lin has gained a lot of international exposures mainly from the tasks involved in identifying merger and acquisition candidates in the packaging distribution network and promoting his packaging business in the North American, South American and European continents. Born and raised in Taiwan, Mr. Lin is fluent in both Chinese and English.

2. Bill Gresher is currently the Chief Financial Officer with The Mexmil Company where he has been for the last 4 years. Prior to Mexmil, Bill held high level financial positions in several companies including the Chief Financial Officer for Distinctive Appliances, Inc. (DACOR), in Pasadena, CA, Vice President of Finance for Fadal Engineering in Chatsworth, CA., Vice President Corporate Financial Planning for Allergan Inc., Irvine, CA., Vice President Controller, Bentley Laboratories, Inc., Irvine CA, a division of Baxter International, Inc., Controller of Bell & Howell Co., Lincolnwood, IL., and several years with Arthur Andersen & Co., Chicago, IL.

Mr. Gresher has a Bachelors Degree in Accounting and an MBA from Northern Illinois University. Mr. Gresher started his career as a CPA with Arthur Andersen & Co. Next, Mr. Gresher moved to Bell & Howell for 8 years of which 4 years were spent in Tokyo, Japan where he was Plant Controller for their manufacturing operations. The next 10 years were spent with Baxter International in a variety of managerial positions including Director of Finance - Asia Pacific, Assistant Corporate Controller and Vice President Finance for Bentley Laboratories in Irvine California. At Allergan Inc., Bill held Vice President positions for the Humphrey, International and European divisions, as well a Vice President Corporate Financial Planning.

Item 9.01  Exhibits

(b)

Exhibit No.	Exhibit
99.1	News Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ Steve Westlund                                                                                  Chairman of the Board of Directors,
--------------------------                                                                                  Chief Executive Officer, and
Steve Westlund                                                                                        (Principal Executive Officer)
February 23, 2007